SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)
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THE SWISS HELVETIA FUND, INC.

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THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas
Suite 400
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 16, 2010

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Swiss Helvetia Fund, Inc. (the “Fund”) will be held at 11:30 a.m., on Wednesday, June 16, 2010, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 W 51st Street, New York, New York 10020, for the following purposes:

1.     To elect four Class I Directors to serve for a three-year term.

2.     To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2010.

3.     If properly presented, voting on the stockholder proposal described in the accompanying proxy statement.

The Fund’s Board of Directors has fixed the close of business on April 23, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Edward J. Veilleux

Dated: May 21, 2010	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-800-561-3947.

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
Suite 400
New York, New York 10020

Annual Meeting of Stockholders
June 16, 2010

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the “Fund”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at 11:30 a.m., on Wednesday, June 16, 2010, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 W 51st Street, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 21, 2010.

About the Fund

The Fund’s investment adviser is Hottinger Capital Corp. (“HCC”). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund’s administrator is Citi Fund Services Ohio, Inc. (“Citi Fund Services”), and its executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of each nominee as a Class I Director, FOR the ratification of the Fund’s independent registered public accounting firm and AGAINST Proposal 3. A Proxy may be revoked at any time before it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. As a result, because they are not votes cast “FOR” a proposal, they will have the effect of a vote “AGAINST” Proposals 2 and 3. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s Common Stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

The Board of Directors has fixed the close of business on April 23, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 31,525,226.905 shares of Common Stock outstanding and entitled to vote.

Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2009 and its most recent Quarterly Report to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, or by calling the Fund’s toll-free telephone number: 1-888-794-7700.

PROPOSAL 1: TO ELECT FOUR CLASS I DIRECTORS

The Fund’s Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is eleven and is divided into three classes, composed of four Class I Directors, four Class II Directors and three Class III Directors. Stockholders are being asked to elect four Class I Directors to serve for a three-year term. The Class I nominees, Jean-Marc Boillat, Claude W. Frey, R. Clark Hooper and Alexandre de Takacsy, are the only nominees to be considered for election as Class I Directors at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2013, or until his or her respective successor is duly elected and qualified.

Each of the Class I nominees was first nominated by the Governance/Nominating Committee of the Board of Directors, consisting of the nine Non-Interested Directors (as defined below), three of whom are Class I nominees. Messrs. Boillat, Frey and de Takacsy were last elected by stockholders as Class I Directors in 2007 to serve until this Meeting. Ms. Hooper was nominated by the Governance/Nominating Committee of the Board of Directors, and appointed to the Board in 2007. The Board of Directors of the Fund, including all of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (each such Director, a “Non-Interested Director”), unanimously proposed the Class I nominees for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the four Class I nominees of the Fund listed above. Each nominee has indicated he or she will serve, if elected, but if any such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the nominees is currently a member of the Board of Directors.

Please see pages 3 and 6 of this Proxy Statement for additional information concerning the Class I nominees.

Required Vote and the Board’s Recommendation

In accordance with Delaware law and the Fund’s Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR
NOMINEES AS CLASS I DIRECTORS.

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about each person nominated for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an executive officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2009. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors or nominees for Director who are deemed to be “interested persons” of the Fund under the 1940 Act.

Class I Non-Interested Directors
(Nominees for Terms Expiring in 2013)
Shares and
Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
	Fund	Occupation(s)	During At Least The Past	Beneficially
Name, Address & Age	(Since)	During At Least The Past Five Years	Five Years	Owned[1]
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 66	Director (1995); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2009)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Dexia Banque Privee (Suisse), Zurich since 2003, Vice Chairman of Board since 2009; Dexia Public Finance (Suisse) Geneva since 2006; Racemark Industries SA (Suisse) Couvet since 2006; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast since 2009; President of the Steering Committee of InterNutrition (Zurich) from 2000 to 2008	5,086 $50,001- $100,000

Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 68	Director (2005); Member of the Governance/ Nominating Committee (2005) and the Pricing Committee (2009)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	4,600 $50,001-$100,000

R. Clark Hooper 1156 St. Andrews Road Bryn Mawr, PA 19010 Age: 63	Director (2007); Member (2007) and Chairperson (2009) of the Audit Committee; Member of the Governance/ Nominating Committee (2007) and the Pricing Committee (2008)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director of certain funds in the American Funds fund complex (44 funds) since 2003; Director of JP Morgan Value Opportunities Fund since 2005; Chairman and Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,130 $10,001- $50,000

Class II Non-Interested Directors
(Terms Will Expire in 2011)
Shares and Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
	Fund	Occupation(s)	During At Least The	Beneficially
Name, Address & Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Didier Pineau-Valencienne c/o SAGARD Private Equity Partners, 24/32 Rue Jean Goujon 75008 Paris, France Age: 78	Director (1999); Member (2002) and Chairman (2007) of the Governance/ Nominating Committee; Member of the Audit Committee (1999) and the Pricing Committee (2008)	Honorary Chairman of Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and Chief Executive Officer of Schneider Electric SA from 1981 to 1999; Chairman of AFEP from 1999 to 2001; Vice Chairman of Credit Suisse First Boston (Europe) Limited (investment banking) from 1999 to 2002; Senior Adviser of Credit Suisse First Boston (Europe) Limited from 2002 to 2008; Partner of SAGARD Private Equity Partners (France)	Director: Fleury Michon (France); AFEP (France); Wendel Investissements (formerly, Compagnie Générale d’Industrie et de Participations (CGIP)) from 1996 to 2005; Member of the Board of Pernod Ricard from 2003 to 2009; Member of the Supervisory Board of AXA-UAP (France) (insurance) from 1998 to 2001; Member of Advisory Board of Booz Allen & Hamilton (USA) from 1997 to 2002; Member of LAGARDÈRE (France) (holding company)	3,070 $10,001- $50,000

Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226 Age: 74	Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2008)	Senior Vice President and General Counsel: Stateside Associates, Inc. from 1993 to 2004; Senior Consultant to Stateside Associates, Inc. from June 1 to December 31, 2004; Samuel B. Witt, III, Attorney-at-Law, since August 1993	Trustee of The Williamsburg Investment Trust (11 funds)	4,867 $50,001- $100,000

Claus Helbig Mauerkircherstrasse 10, D-81679 Munich, Germany Age: 68	Director (2008); Member of the Governance/ Nominating Committee (2008), the Audit Committee (2009) and the Pricing Committee (2009)	Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) since 2004; Member of the European Advisory Board of Booz Allen Hamilton since 2003; and Member of the Global Advisory Board of Millennium Associates, Zug/CH since 2007; Director of Leo Capital Growth SPC (Cayman Islands) since 2007	None	1,000 $10,001- $50,000

Richard Brealey Haydens Cottage The Pound Cookham Berks SL69 QE England Age: 73	Director (2009); Member of the Governance/ Nominating Committee (2009) and the Pricing Committee (2009)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	13,018 $100,001-$200,000

Class III Non-Interested Directors
(Terms Will Expire in 2012)
Shares and Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
	Fund	Occupation(s)	During At Least The	Beneficially
Name, Address & Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 79	Director (2005); Member of the Audit Committee (2006), the Governance/ Nominating Committee (2005) and the Pricing Committee (2008)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	Director of American Australian Association; Chairman, Finance Committee; Member, Executive Committee; President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County	10,000 $100,001-$200,000

Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 81	Director (1995); Chairman of the Pricing Committee (2008); Member of the Audit Committee (1996 to 2004 and since 2006) and the Governance/ Nominating Committee (2002)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997, including counsel to the Fund’s Non-Interested Directors; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (60 portfolios); INVESCO (formerly, AMVESCAP) (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002	19,771 over $200,000

Class I Interested Director
(Nominee for Term Expiring in 2013)
Shares and Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
Name, Address &	Fund	Occupation(s)	During At Least The	Beneficially
Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Alexandre de Takacsy[2,3] Financière Hottinguer 43, rue Taitbout 75009 Paris, France Age: 80	Director (1987 to 1994; 1998 to present); and President (2009)	Vice Chairman of the Board, Director, Chief Executive Officer, President, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001- $50,000

Class III Interested Director
(Term Will Expire in 2012)
Shares and Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
	Fund	Occupation(s)	During At Least The	Beneficially
Name, Address & Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Paul Hottinguer[2,3] Hungerstrasse H2 8832 Wilen b. Wollerau Switzerland Age: 67	Director (1989); Chairman of the Board of Directors (1989 to 2006); and Chief Executive Officer (1989 to 2002)	Vice Chairman of the Board, Director and Member of Investment Committee of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor -- Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	Director of HUS until December 2004	11,433 $100,001-$200,000

Executive Officers[4]
Shares and Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Officer	Stock
Name, Address &	Fund	Occupation(s)	During At Least The	Beneficially
Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Rudolf Millisits[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 52	Chief Executive Officer (2009); Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer of Hottinger Brothers LLC since 2004; Director of Hottinger Investment Managers S.A. since April 2008; Director of Hottinger Asset Management AG (Zurich) since February 2008	N/A	12,740 $100,001-$200,000

Philippe R. Comby, CFA, FRM[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 43	Vice President (2000)	Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Member of Investment Committee of HCC since 1996; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004; Vice President of HUS until December 2004; Director of Hottinger Investment Managers S.A. since April 2008	N/A	3,778 $50,001- $100,000

Edward J. Veilleux 5 Brook Farm Court Hunt Valley, Maryland 21030 Age: 66	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)	President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of Old Mutual Advisor Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002	N/A	3,461 $10,001- $50,000

Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 46	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008; Attorney, Citigroup Global Transaction Services from 2001 to 2005	N/A	None

[1]	All Directors and executive officers as a group (15 persons) owned 300,422 shares which constitutes approximately 1.0% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.

[3]	HCC owns 205,411 shares of the Fund. Messrs. Hottinguer, de Takacsy, Millisits and Comby, constituting a majority of the directors of HCC, may be deemed to have voting and investment power over such shares.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

The Fund’s officers are elected annually by the Board of Directors at its regular meeting following the Annual Meeting of Stockholders. In addition to the executive officers, the Fund’s other officer is Glen Fougere, an employee of Citi Fund Services. Mr. Fougere serves as the Fund’s Assistant Secretary.

Additional Information about the Fund’s Board of Directors

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, HCC, the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), the Fund’s administrator and fund accountant, Citi Fund Services, and Fund management.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have the primary responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including HCC’s Chief Executive Officer, the Fund’s and HCC’s Chief Compliance Officers and portfolio management personnel. The Board’s Audit Committee (which consists solely of Non-Interested Directors) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of HCC or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, HCC and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from the Fund’s Chief Compliance Officer, counsel to the Fund and HCC and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a fund’s board members not be “interested persons” (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund’s investment adviser (“Independent Board members”). To rely on certain exemptive rules under the 1940 Act, a majority of a fund’s board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, more than 75% of the Board of Directors, including the Chairman of the Board, are Non-Interested Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with HCC, is appropriate in light of the services that the HCC provides to the Fund and potential conflicts of interest that could arise from that relationship.

Information About Each Director’s Experience, Qualifications, Attributes or Skills. The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Directors satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board’s Governance and Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with HCC, and also may benefit from information provided by the Fund’s and HCC’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Information about each Director follows (supplementing the information provided in the table above), including some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. Each Director satisfies the “Relevant Experience and Country Knowledge” requirements and does not have any “Conflict of Interest,” as such terms are defined in the Fund’s Amended and Restated By-Laws and also set forth in the Governance and Nominating Committee Charter, which is attached as Appendix A to the Proxy Statement.

•	Jean-Marc Boillat — In addition to serving as the Ambassador of Switzerland to numerous countries for over 15 years, Mr. Boillat also served as the Chief Executive Officer of Tornos-Bechler S.A., a Swiss company that is a leading global manufacturer and supplier of high precision machinery.

•	Richard A. Brealey — Professor Brealey’s extensive economic background includes serving as a full time faculty member of the London Business School for thirty years and also serving as a Special Advisor to the Governor of the Bank of England from 1998 to 2001. He has served on the Investment Committees of Oxford University, the London Business School and the British Academy. He is a published author in the international finance area and provides expert witness testimony and consults on valuation matters and investment policy. He previously served as a board member of Sun Life Assurance Company of Canada UK Holdings PLC and Tokai Derivatives Products Ltd.

•	Alexandre de Takacsy — Mr. de Takacsy has served in various capacities, including his current roles as Director and President of the Fund, since the Fund’s initial public offering in 1987. He has been an integral part of HCC and its affiliates since that time, and currently serves as Chief Executive Officer of HCC and as a Senior Advisor to the Hottinger Group.

•	Claude W. Frey — Mr. Frey has served as a Director of the Fund for 15 years. Prior to that time, he was actively involved in the Swiss government and government matters. For almost 15 years, he served as a member of Swiss Parliament, including serving as its President. He also served as Vice President or President of the Swiss National Committee on Foreign Affairs for five years. He continues to serve as a Swiss representative to the Executive Board of the North-South Centre of the Council of Europe, an autonomous agency of the Council of Europe. Mr. Frey also serves as a board member in the private sector, including serving on the boards of two Swiss engineering/manufacturing companies (Infra Tunnel SA, Beton Frais SA) and a private wealth/asset management company (Dexia Banque Privee).

•	Claus Helbig — Dr. Helbig has served as a director or supervisory board member of several multi-national corporations or their affiliated entities, including Audi AG, Booz Allen Hamilton and GLL Real Estate Partners, a Munich-based real estate funds management group. He formerly served as a supervisory board member of CLAAS KgaA mbH, a Swiss-based international agricultural engineering company. He also has a legal degree from the University of Geneva.

•	Paul Hottinguer — Mr. Hottinguer has served as a Director of the Fund for over 20 years, including serving as Chairman of the Board for 17 years. He also is a Vice Chairman and Director of the HCC and holds several positions with other companies controlled by the Hottinger Group. Mr. Hottinguer has served as a board member of numerous foreign public and private investment funds during his tenure on the Board.

•	R. Clark Hooper — Ms. Hooper has extensive regulatory experience in the area of registered investment companies. She held various positions at the National Association of Securities Dealers, Inc. (formerly, the “NASD”) for over 30 years. During that time, she served as Executive Vice President of Regulatory Policy and Oversight and had responsibility for directing policies, rulemaking and regulation of the underwriting and distribution of registered investment companies. She also has served as a board member of various funds in the American Funds complex since 2003. Ms. Hooper also serves as the Chair of the Fund’s Audit Committee.

•	Michael Kraynak, Jr. — Mr. Kraynak has extensive business and financial experience, and is a member of the Fund’s Audit Committee, Governance and Nominating Committee and Pricing Committee. He has been a Partner of Brown Brothers Harriman & Co. since 1978, where he was in charge of its international investment management activities and subsequently the bank’s Chief Investment Officer. More recently, he was a Member of the Investment Committee of the BBH Trust Company. Mr. Kraynak is an active director of several charitable or private foundations, including the American Australian Association, where he also is the Chairman of the Finance Committee.

•	Didier Pineau-Valencienne — Mr. Pineau-Valencienne has served as a Director of the Fund for over 10 years, during which time he has served on the Fund’s Audit Committee, Pricing Committee and Governance and Nominating Committee. He has extensive business experience, having served as Chairman of the Board and Chief Executive Officer of Schneider Electric SA, an industrial conglomerate and global specialist in energy management for almost 20 years. Mr. Pineau-Valencienne also has extensive finance and investment banking experience, having served in various capacities, including Vice Chairman, of Credit Suisse First Boston (Europe) for almost 10 years.

•	Stephen K. West, Esq. — Mr. West has served as a Director of the Fund for over 15 years. During his tenure, he has served as the Chairman of the Audit Committee and the Pricing Committee, and currently serves on each of the Board’s formal committees. He also served as counsel to the Non-Interested Directors, and has been a Partner or Senior Counsel at Sullivan & Cromwell LLP since 1964. Mr. West has extensive experience with registered investment companies, including as a result of his current board position with the Pioneer Funds and his prior board memberships with INVESCO, First ING Insurance Company of New York, Winthrop Focus Funds and Dresdner RCM Global Strategic Income Fund, Inc.

•	Samuel B. Witt, III, Esq. — Mr. Witt has served as a Director since the Fund’s initial public offering in 1987. During his tenure, he served as Chairman of the Audit Committee for over 10 years and has served as the Chairman of the Board since 2006. Mr. Witt has an extensive legal and business background, including past service as European Counsel and Director of Finance for a U.S. publicly-traded company and as General Counsel of the International and U.S. Businesses of a Fortune 100 public company. He has traveled, lived and worked extensively overseas, including Europe. Mr. Witt also has been active in public service, including past board memberships with the George C. Marshall Foundation, The University of Virginia Law School and the Board of Visitors of the Virginia Military Institute.

Board Committees, Meetings and Compensation

The current members of the Audit Committee of the Board of Directors are Mme. Hooper and Messrs. Helbig, Kraynak, Pineau-Valencienne and West, each of whom is a Non-Interested Director.

Mme. Hooper serves as Chair of the Audit Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ex-officio member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee. Each member of the Committee, including Mr. Witt, also is “independent” under the listing standards of the New York Stock Exchange (“NYSE”).

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund. The Audit Committee held seven meetings during the year ended December 31, 2009. The Fund’s Audit Committee Charter is available on the Fund’s website at www.swz.com.

The Board of Directors has a Governance and Nominating Committee whose current members are all of the Non-Interested Directors, namely, Mme Hooper and Messrs. Boillat, Brealey, Frey, Helbig, Kraynak, Pineau-Valencienne, West and Witt. Mr. Pineau-Valencienne serves as Chairman of the Governance and Nominating Committee. Each member of the Committee is “independent” under the listing standards of the NYSE.

Among other responsibilities, the Governance and Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance and Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance and Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance and Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance and Nominating Committee Charter and the Fund’s By-Laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Governance/Nominating Committee held six meetings during the year ended December 31, 2009. The Fund does not provide a copy of the Governance and Nominating Committee Charter on its website, but the current Governance and Nominating Committee Charter is attached as Exhibit A to the Proxy Statement.

In 2008, the Board of Directors established a Pricing Committee whose current members also are all of the Non-Interested Directors, namely, Mme Hooper and Messrs. Boillat, Brealey, Frey, Helbig, Kraynak, Pineau-Valencienne, West and Witt. Mr. West serves as Chairman of the Pricing Committee. The Pricing Committee assists in the fair valuation of the Fund’s portfolio securities for which market prices or quotations are not readily available or are deemed to be unreliable. The Pricing Committee held four meetings during the year ended December 31, 2009.

During the year ended December 31, 2009, the Board of Directors met six times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which he or she served (held during the period he or she was a Director). The Fund has no formal written policy regarding Directors’ attendance at annual meetings of stockholders. The Fund’s Directors, however, are encouraged to attend stockholders meetings and all of the current Directors, who were serving at the time, attended the Fund’s 2009 Annual Meeting of Stockholders.

Each Non-Interested Director of the Fund is paid an annual aggregate fee of $32,809, plus $1,300 for each meeting of the Board of Directors attended and $750 for each Committee meeting attended, if held separately. In addition, the Chairman of the Board receives an annual fee of $12,000, and the Chairs of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee each receives an annual fee of $5,000. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairs of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit, Governance and Nominating or Pricing Committees may be compensated for incremental work over and above attending a meeting, including work performed as a member of an ad hoc committee, based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2009, the incumbent Non-Interested Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Aggregate Compensation
Name of Person and Position	From the Fund[1]
Jean-Marc Boillat[2,4]	$43,097

Richard A. Brealey[2,4,5]	$2,733

Claude W. Frey[2,4]	$43,097

Dr. Claus Helbig[2,3,4]	$41,597

R. Clark Hooper, Chairperson of the Audit Committee[2,4]	$48,558

Michael Kraynak, Jr.[2,3,4]	$50,597

Didier Pineau-Valencienne, Chairman of the Governance/Nominating Committee[3,4]	$53,780

Stephen K. West, Esq., Chairman of the Pricing Committee[2,3]	$49,297

Samuel B. Witt, III, Esq., Chairman of the Board[2,4]	$62,504

TOTAL REMUNERATION:	$392,260

1.	The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Non-Interested Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

2.	Member of the Governance and Nominating Committee.

3.	Member of the Audit Committee.

4.	Member of the Pricing Committee.

5.	Mr. Brealey was elected to the Board of Directors in December 2009.

Sullivan & Cromwell LLP, who have served as counsel to the Non-Interested Directors since 1987, received approximately $132,552 for legal services rendered and disbursements incurred during 2009. Mr. West serves as Senior Counsel to such Firm. No executive officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Fund’s Directors, its executive (and certain other) officers, HCC and certain affiliated persons of HCC and any persons beneficially owning more than ten percent of the Fund’s Common Stock are required to report their ownership of the Fund’s Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the “Commission”) and the NYSE. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2009. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2009.

Security Ownership of Certain Beneficial Owners

As of December 31, 2009, no stockholder, to the knowledge of the Fund, other than 1607 Capital Partners, LLC, 4991 Lake Brook Drive, Suite 125 Glen Allen, Virginia 23060, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund’s outstanding shares of Common Stock. 1607 Capital Partners, LLC, on behalf of its advisory clients, filed on February 16, 2010, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2009 it beneficially owned 4,139,836 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 5, 2010, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2009, it beneficially owned 3,696,585 shares of Common Stock. Based on such filings, these holdings represented approximately 12.75% and 11.39% of the Fund’s outstanding shares of Common Stock, respectively, as of December 31, 2009.

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 17, 2010, the Audit Committee of the Fund’s Board of Directors approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2010. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent registered public accounting firm for the Fund since 1987. No representative of D&T is expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. Neither the Fund’s Certificate of Incorporation nor By-Laws requires that the stockholders ratify the appointment of D&T as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund’s Board of Directors will reconsider whether or not to retain D&T, but may retain such independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

Certain Information Concerning Deloitte & Touche LLP

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by D&T for the audit of the Fund’s annual financial statements, or services that are normally provided by D&T in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,000 in 2008 and $43,000 in 2009.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) above.

There were no fees billed by D&T in the Reporting Periods for services rendered by D&T to HCC or any entity controlling, controlled by or under common control with HCC that provides ongoing services to the Fund (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning (“Tax Services”) were $5,000 in 2008 and $5,500 in 2009. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. D&T did not provide any additional services in the Reporting Periods other than those services reported in paragraphs (a) through (c) above.

Audit Committee Pre-Approval Policies. The Audit Committee pre-approves D&T’s engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T’s independence.

Non-Audit Fees. The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $5,000 in 2008 and $5,500 in 2009 (for the Tax Services described above). There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence. The Audit Committee considers whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T’s independence.

Required Vote and the Board’s Recommendation

The selection of the Fund’s independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO RATIFY THE SELECTION
OF DELOITTE & TOUCHE LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund’s financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund’s website at www.swz.com. As set forth in the Charter, Management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent registered public accounting firm, D&T, is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has considered and discussed the December 31, 2009 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Public Company Accounting Oversight Board Rule 3526, Communicating with Audit Committees Concerning Independence, as currently in effect, and has discussed with D&T the auditors’ independence.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that D&T is, in fact, “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2009, and filed with the Commission.

R. Clark Hooper, Audit Committee Chair
Claus Helbig
Michael J. Kraynak, Jr.
Didier Pineau-Valencienne
Stephen K. West, Esq.

Dated: February 16, 2010

PROPOSAL 3: STOCKHOLDER PROPOSAL

What is this Proposal?

Mr. Walter S. Baer (the “Proponent”), a stockholder of the Fund, has informed the Fund that he intends to present a proposal for action at the Meeting. The Proponent’s address and the number of shares he owns in the Fund will be furnished by the Fund’s Secretary upon request. Mr. Baer’s proposal and his accompanying supporting statement submitted to the Fund read as follows:

RESOLVED, The shareholders of The Swiss Helvetia Fund, Inc. ask the Board of Directors to take the steps necessary to adopt an interval fund structure, whereby the Fund will conduct periodic tender offers at least semiannually for at least 10% of currently outstanding common shares at a price of at least 98% of net asset value (NAV).

SUPPORTING STATEMENT During 2009, our Fund has significantly underperformed the overall Swiss market both on a share price and NAV basis. Moreover, the Fund’s shares persistently trade at a double-digit discount from NAV, which has averaged more than 13% over the past five years. One proven way to reduce the discount is for the Fund to adopt an interval fund structure, in which the Fund conducts periodic tender offers for its shares at a price at or near NAV. This approach has been successfully implemented by other closed-end funds, such as The Asia Tigers Fund and The India Fund, whose discounts under interval fund structures have averaged below 6% over the same five-year period.

What has worked for The Asia Tigers Fund and The India Fund will, in my opinion, also work for our Fund to reduce the discount and substantially increase shareholder value.

YOUR BOARD OF DIRECTORS OPPOSES THIS PROPOSAL BECAUSE IT BELIEVES THE
PROPOSAL IS NOT IN THE BEST INTEREST OF THE FUND AND ITS LONG-TERM STOCKHOLDERS.

This Statement of Opposition provides a brief explanation of what an “interval fund structure” is and details the reasons why the Board recommends you vote “AGAINST” the Proponent’s proposal.

What is an “Interval Fund Structure”?

The 1940 Act provides that a closed-end investment company, such as the Fund, may make offers to its stockholders to repurchase their shares at approximately net asset value (“NAV”) at periodic intervals (i.e., an “interval fund”). An interval fund’s stockholders, however, are not required to accept any offer to resell their shares to the fund. Periodic repurchases are conducted pursuant to a fundamental policy that must be approved at a meeting of a fund’s stockholders before the first repurchase offer. A more detailed discussion of the regulatory and operational requirements for registered investment companies that operate as interval funds under the 1940 Act is included as Exhibit B to this Proxy Statement.

How does the Board of Directors Recommend I Vote?

Subsequent to receiving Mr. Baer’s proposal, a special meeting of the Board of Directors was held to consider his request for the adoption of an interval fund structure. After considerable discussion and review of materials prepared specifically for the meeting, including information prepared by an independent third party financial services firm engaged by the Fund, the Board concluded that converting to an interval fund, including on the terms proposed by Mr. Baer, was not in the best interest of the Fund and its long-term stockholders. As such, the Board recommends you vote “AGAINST” Proposal 3. The key reasons are:

•	Liquidation of the Fund — Converting to an interval fund, in the absence of ongoing capital raising by the Fund or significant market appreciation, is the equivalent of a liquidation of the Fund. Further, if a significant number of shares are repurchased, the Fund may be unable to maintain a viable asset base to continue operating efficiently. In the Board’s view, given Mr. Baer’s proposal to repurchase approximately 20% of the Fund’s shares annually, these adverse consequences could occur in the near term.

•	Increase in Fund Expenses — Without a regular source of capital inflow, the repurchase offers will reduce the Fund’s net assets on a continual and progressive basis over time. As certain of the Fund’s costs are fixed, those costs would be spread out over a smaller asset base, resulting in a higher expense ratio being paid by stockholders. As a separate matter, a reduction of assets will result in a higher management fee rate payable to HCC, as the Fund will no longer be able to benefit from the higher asset-based breakpoints in its fee schedule.

•	Negative Tax Consequences and Untimely Sales of Portfolio Holdings. The Fund would need to liquidate portfolio securities to raise sufficient cash to repurchase its shares on an ongoing basis. As a result, the Fund may realize capital gains from the substantial embedded capital gains it has in its portfolio (approximately 37% of net assets as of March 31, 2010). This will result in otherwise unnecessary taxable long term capital gains distributions to all of the Fund’s stockholders — both its long-term and short-term stockholders. To the extent the Fund sells securities held for less than one year, the Fund’s stockholders may realize short-term capital gains taxed at a higher federal tax rate.

In addition, in the Board’s view, these distributions could require sales of portfolio securities earlier than desired by HCC, or during adverse market conditions, potentially resulting in losses to the Fund.

•	Constraints on Portfolio Management — The Fund’s portfolio management techniques would have to be modified, as HCC would have to manage the Fund’s portfolio in light of the mandatory and ongoing repurchases by the Fund and resulting cash payments to the redeeming stockholders. In addition, in connection with each repurchase offer, the Fund will need to maintain a larger cash position (or sell portfolio securities to raise cash), which will reduce the Fund’s market exposure, potentially inhibiting performance during upswings in the market.

•	No Proven Reduction in the Discount — The Proponent has not provided, nor is the Board aware of, empirical evidence that an interval fund structure provides a permanent reduction in a fund’s trading discount to its NAV. In the Board’s opinion, a short-term reduction is possible, but without a continuing replenishment of assets, this reduction is not sustainable over the long-term. The Board concluded that any reduction in an interval fund’s trading discount was more likely either temporary or related to the fund’s investment strategy (e.g., asset class, geographic or market sector) and not a direct result of its periodic repurchase program.

Further, the Fund’s existing stock repurchase program is accretive and increases the Fund’s NAV per share, which benefits all of the Fund’s stockholders. However, repurchases by an interval fund, which are done at approximately NAV, would not increase the Fund’s NAV per share.

These reasons, as well as the Board’s considerations of the potential benefits of operating the Fund as an interval fund, are discussed in greater detail below.

Potential Benefits — Realization of NAV; Reduction in Discount. At its special meeting, the Board considered the potential benefits of adopting an interval fund structure, including the primary benefit offered by the Proponent — the reduction in the Fund’s discount. The Directors considered their past discussions and presentations concerning discounts in the closed-end fund market generally and the Fund’s discount in particular. The Board noted that its long-standing policy of authorizing the Fund to repurchase its shares through publicly announced buyback programs, including the current program pursuant to which the Fund is authorized to repurchase approximately 8% of its outstanding shares, was primarily an effort to provide accretion to the Fund’s NAV to the benefit of all of the Fund’s stockholders — both long-term and short-term stockholders. The Board also noted that those programs also may, as a corollary result, reduce the Fund’s trading discount. The Board considered whether proposals principally geared towards reducing a fund’s discount, such as the Proponent’s proposal, were largely made by short-term investors who wanted the ability to sell their shares from time to time at a price that approximated NAV, regardless of whether those proposals were in the best interests of a fund’s long-term stockholders.

The Board considered the fund examples cited by the Proponent — The India Fund and The Asia Tigers Fund — and noted that those funds invest in substantially different markets than the Fund, and that the funds likely benefitted from a sharp increase in investor interest in Asia and other emerging markets over the last ten years. The Board considered whether there has been, or could be, similar sharp increases in investor interest in established markets, such as Switzerland. Based on the information provided at the Board meeting, and based on the Board’s past considerations of discounts in the closed-end fund market generally, the Board is not aware of empirical evidence that an interval fund structure provides a permanent reduction in a fund’s trading discount to its NAV. The Board concluded that any reduction in an interval fund’s trading discount was more likely either temporary or related to the investment strategy (e.g., asset class, geographic or market sector) of the fund and not a direct result of its periodic repurchase program.

The Board noted that, as the Fund’s expense ratio increased, it was expected that its discount also would increase, as the attractiveness of investing in the Fund would be expected to wane. The Board also concluded that previous Board actions, including the Fund’s share repurchase programs over the last ten years, were more beneficial to all of the Fund’s stockholders, as the accretion to the Fund’s NAV was distributed in a more equitable fashion to both long-term and short-term stockholders.

Liquidation of the Fund. As a closed-end fund, the Fund has a limited ability to raise additional capital, and any capital raising — especially if required on an ongoing basis to maintain the Fund’s asset levels — likely would result in substantial cost to the Fund. As an interval fund, the Fund would be required to repurchase its shares on a periodic basis. The Board agrees with Mr. Baer that, for a period of time, the interval fund structure provides the Fund’s stockholders an opportunity to realize a return on their investment without the effect of the Fund’s trading discount. Practically, however, the Board expressed concern that implementing an interval fund structure, without capital infusions or significant market appreciation, is acquiescing to a liquidation of the Fund because if a significant number of shares are repurchased, the Fund may be unable to maintain a viable asset base to continue operating efficiently.

The Board considered the Fund’s ability to raise additional capital to offset the reduction in assets in connection with the periodic repurchase of its shares. The Board noted that the Fund had conducted only three rights offerings in its 23-year history (the same number that the India Fund had conducted in the last five years) and that the nature of the Swiss market might make it difficult for the Fund to conduct rights offerings with greater frequency or while the Fund’s shares traded at a premium. The Board also considered the costs associated with conducting multiple or ongoing rights offerings in order to maintain the Fund’s asset levels.

In the Board’s view, given Mr. Baer’s proposal to repurchase approximately 20% of the Fund’s shares annually, these adverse consequences could occur in the near term.

Increases in Fund Expenses. The combination of ongoing repurchase offers and the limited ability of the Fund to raise replacement capital will reduce the Fund’s net assets on a continual and progressive basis over time. As certain of the Fund’s costs are fixed, those costs would be spread out over a smaller asset base, resulting in a higher expense ratio being paid by stockholders. This will require HCC to either (i) temporarily or permanently waive its management fee and/or reimburse expenses to maintain a competitive expense ratio or (ii) subject stockholders to higher expenses. As the Fund’s expense ratio increases, additional stockholders can be expected to tender their shares with each repurchase offer, causing a progression of increasingly higher expenses and lower asset levels, exacerbating and accelerating the risks associated with an interval fund structure. As a separate matter, a reduction of assets will result in a higher management fee rate payable to HCC, as the Fund will no longer be able to benefit from the higher asset-based breakpoints in its fee schedule.

The Board considered materials prepared by HCC that detailed the Fund’s assets and expense ratio, assuming the implementation of the Proponent’s proposal, over a three-year period. Assuming the Fund repurchased 10% of its outstanding Common Stock on a semi-annual basis, the Fund’s assets would be reduced by almost half by the end of the third year, with almost a 50 basis point increase in the expense ratio. HCC’s representatives stated that it would become increasingly difficult to manage the Fund according to its investment objective and principal investment strategies, citing the reduced asset levels and the negative tax consequences, especially in light of the embedded long-term capital gains in the Fund’s portfolio.

Negative Tax Consequences; Untimely Sales of Portfolio Securities. As the Fund does not maintain a significant cash position, except for defensive purposes, the Fund likely would need to liquidate portfolio securities to raise sufficient cash to repurchase its shares in connection with each periodic repurchase offer. As a result of having to sell portfolio securities, the Fund may realize capital gains or losses at times that are disadvantageous to the Fund and its stockholders. For example, the Fund may realize capital gains from the substantial embedded capital gains it has in its portfolio (approximately 37% of net assets as of March 31, 2010). This will result in otherwise unnecessary taxable long term capital gains distributions to all of the Fund’s stockholders — both its long-term and short-term stockholders — and not just the stockholders who redeem their shares in connection with a repurchase offer. To the extent the Fund sells securities held for less than one year, all of the Fund’s stockholders may realize taxable income or short term capital gains taxed at a higher federal tax rate. In addition to this potential tax liability, to the extent a stockholder redeems the Fund’s shares in a repurchase offer, such redemption also likely would be a taxable transaction for federal income tax purposes.

The Fund also may be forced to sell portfolio holdings earlier than HCC otherwise would sell such holdings, or during adverse market conditions, potentially resulting in losses. The untimely sale of portfolio securities may affect the market for those securities, which may, in turn, diminish the Fund’s NAV. In addition, the ongoing sale of portfolio securities likely will increase the Fund’s portfolio turnover, resulting in additional expense to stockholders.

Constraints on Portfolio Management. As a result of the required fundamental investment policy, the Fund may be forced to make certain undesirable changes to its investment program. For example, in connection with each repurchase offer, the Fund would be required to maintain liquid assets in an amount equal to at least 100% of the repurchase offer amount. As a result, the Fund’s portfolio management techniques would have to be modified, as HCC would have to manage the Fund’s portfolio in light of the mandatory and ongoing repurchases by the Fund and resulting cash payments to redeeming stockholders. In addition, in connection with each repurchase offer, the Fund will need to maintain a larger cash position (or sell portfolio securities to raise cash), which will reduce the Fund’s market exposure, potentially inhibiting performance during upswings in the market.

Alternatively, instead of liquidating portfolio holdings, the Fund — subject to Board approval — could borrow money to finance the repurchases of its shares. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect the Fund’s stockholders who do not tender their shares by increasing the Fund’s expenses borne by them and reducing net investment income available for distribution to remaining stockholders. Any borrowing to repurchase stock also would add to the risk borne by the remaining stockholders.

What is the Required Vote and What Would Happen if Proposal 3 is Approved?

If a quorum of the Fund’s shares necessary for the transaction of business at the Meeting is present, Proposal 3 will be treated as approved if a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon vote “FOR” the Proposal. Proposal 3 is not a stockholder vote to approve converting the Fund to an interval fund, but rather it proposes that the Fund’s stockholders ask the Directors to take action to effect such a conversion. If Proposal 3 passes at the Meeting, the Directors would continue to exercise their fiduciary duty to act in the interest of the Fund’s stockholders in investigating further the details and potential benefits and detriments of converting the Fund to an interval fund, but would not be obligated to recommend to stockholders that the Fund convert to an interval fund structure. In addition, even if the Board concluded that converting the Fund to an interval fund structure was in the best interest of the Fund and its stockholders, it may submit a proposal to a vote of the Fund’s stockholders with terms that are different from those contained in the Proponent’s proposal.

In order to take the necessary steps to convert the Fund from a closed-end fund to an interval fund, the Directors would need to conclude that such a conversion would be in the best interests of stockholders. In addition, any conversion cannot occur without (i) a separate mailing of a proxy statement to the Fund’s stockholders that explains the details of the conversion, including the terms of the fundamental investment policy pursuant to which the Fund would operate as an interval fund in accordance with Rule 23c-3 under the 1940 Act and (ii) a separate vote of the Fund’s stockholders approving the conversion. A vote of a “majority of the outstanding voting securities” of the Fund is necessary to approve the adoption of a fundamental investment policy, which cannot be changed without a subsequent vote of stockholders. A vote of a “majority of the outstanding voting securities” of the Fund means an affirmative vote of (a) 67% of the Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities, whichever is less.

The Board acknowledges the Fund’s underperformance of the Swiss market in 2009, which was a time of extreme turbulence and uncertainty in the global markets, and HCC has worked diligently to address the causes of that underperformance, which have been detailed in the Fund’s periodic reports to stockholders. The Board notes that, even accounting for the Fund’s 2009 performance, the Fund has outperformed its peers over the long-term. The Board does not believe that proposing a conversion to an interval fund structure is an appropriate response to address the causes for the Fund’s relative underperformance in a single year, in light of its relative outperformance over the long-term.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 3
BECAUSE IT BELIEVES THE PROPOSAL IS NOT IN THE BEST INTEREST OF THE FUND AND
ITS LONG-TERM STOCKHOLDERS.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Fund’s Annual Meeting of Stockholders in 2011 must be received by the Fund on or before January 21, 2011 in order to be included in the Fund’s Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2011 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between February 16, 2011 and March 18, 2011.

For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Inc. to serve as Proxy solicitor at an anticipated cost of between $20,000 and $35,000, plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund’s officers and officers of HCC. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-800-561-3947.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

VOTING RESULTS

The Fund will advise the stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-800-561-3947.

Edward J. Veilleux

Dated: May 21, 2010	Secretary

EXHIBIT A

GOVERNANCE AND NOMINATING COMMITTEE
CHARTER AND PROCEDURES

THE SWISS HELVETIA FUND, INC.

Organization

The Governance and Nominating Committee (the “Committee”) of the Fund shall be composed solely of Directors (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chair of the Committee. Among other responsibilities, the Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund, act on matters that are required by the 1940 Act to be considered by the Independent Directors acting separately (including those matters described in Appendix A hereto), and oversee the annual assessment of the effectiveness of the Board as set forth below and such other matters of Fund governance as may be delegated to it by the Board or determined by the Committee to be appropriate.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by stockholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

The Committee also may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

In addition to the factors listed above, when evaluating a potential nominee to serve as a Director, the Committee shall consider whether such nominee has “Relevant Experience and Country Knowledge” and whether such nominee has any “Conflict of Interest,” as such terms are defined in Article II, Section 2 of the Fund’s Amended and Restated By-Laws, which is attached as Appendix B hereto.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund c/o The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

Each year, prior to the meeting at which the Committee considers the nomination of incumbent Directors for re-election by the Fund’s stockholders, each Independent Director may, if he or she believes it necessary, communicate privately with the Chair of the Board,* to discuss his or her views of the performance of the Board as a whole and, if appropriate, re-nominations to the Board of Directors. The Chair shall review and consider the views, if any, of the Independent Directors and report to the Committee his conclusions. The Committee will then discharge its responsibility to recommend appropriate changes, and re-nominations to the Board of Directors.

In the event that any such communication involves the renomination of the Chair of the Board as an Independent Director or as Chair of the Board, each Independent Director shall communicate privately with the Chair of the Committee, who in turn will follow the same procedure as outlined above to be followed by the Chair of the Board.

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Any Director who attains the age of 80 during his or her service of the Board of Directors shall be ineligible for re-nomination to the Board of Directors at the conclusion of the term during which he or she attains such age. In addition, no nominee recommended by a Fund stockholder who has attained the age of 80 at the time of nomination shall be qualified to serve as a Director. The age limitation for both incumbent Directors and any other nominee may be waived by a majority of the Committee members then in office.

Governance

The Committee shall assess the effectiveness of the Board in the following matters and such other matters of the Board’s effectiveness, as it deems appropriate and orally report its findings and recommendations to the Board for its consideration at its September meeting.

•	The Board’s committee structure and matters delegated to such committees;

•	The matters covered by the Board in its annual cycle of meetings;

•	The number and duration of Board meetings; and

•	The number of interested and Independent Directors.

The Committee also shall consider such other matters of governance it deems appropriate and report its findings to the Board.

*    If the Chair is not an Independent Director, the Independent Directors will select each year one of their number to perform these functions.

Meetings

The Committee shall meet at least annually and at other such times as may be appropriate coincident with the quarterly Board meetings. The Secretary of the Fund, in consultation with the Committee’s Chair, or his or her designee, shall prepare an agenda to accompany the materials provided to the Committee prior to its meeting.

All reasonable efforts shall be made so that the agenda and accompanying materials for each Board meeting and Committee meeting to be held concurrently with the Board meeting are transmitted to all Directors no fewer than fourteen days in advance of the relevant meeting, and the draft agenda for all Board meetings is transmitted to the Independent Directors for approval at least twenty-one days in advance of the Board meeting date. Unless comments are received by the fourteenth day before the Board meeting, the draft agenda shall be deemed satisfactory.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: March 17, 2010

Appendix A

Matters Requiring Separate Approval by the Independent Directors

The 1940 Act requires that certain actions to be taken by a majority of the Directors also must be approved by a majority of the Independent Directors. These actions include:

•	approval of procedures for purchase of securities during the existence of an underwriting syndicate where an affiliate is a principal underwriter of the security (Rule 10f-3);

•	approval of the investment advisory, subadvisory and underwriting contracts (Section 15);

•	approval of securities transactions between the Fund and certain affiliates (Rule 17a-7);

•	approval of a joint liability insurance policy with an affiliated person (Rule 17d-1(d)(7));

•	approval of written products for purchasing securities from an affiliated broker-dealer (Rule 17e-1);

•	approval of the fidelity bond and the designation of officers to make filings thereunder (Rule 17g-1((d));

•	approval of the code of ethics of the Fund and the code of ethics of the investment adviser and principal underwriter, and any material changes to these codes (Rule 17j-1);

•	approval of the Fund’s independent registered public accounting firm (Section 32(a) and Rule 32a-3);

•	approval of the Fund’s Rule 38a-1 compliance policies and procedures and the compliance policies and procedures of the Fund’s investment adviser, principal underwriter, administrator and transfer agent (Rule 38a-1); and

•	approval of the designation, compensation and removal of the Fund’s Chief Compliance Officer (Rule 38a-1).

Note: Rules 12b-1, 18f-3 and 22c-2 also require actions that must be approved by a majority of the Independent Directors, but do not apply to closed-end funds, including the Fund.

Appendix B

Article II, Section 2 of the Fund’s Amended and Restated By-Laws

Section 2. Qualifications for Office.

To be eligible for nomination as a director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Board of Directors.

“Relevant Experience and Country Knowledge” means experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland through service:

(1)     for at least 5 years in one or more of the following principal occupations:

(1)     senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in Europe that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(2)     senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(3)     senior executive officer, including senior legal officer, or partner of an investment management business having at least the equivalent of US $500 million under discretionary management for others in securities of European companies or securities principally traded in Europe;

(4)     senior executive officer or partner (including a lawyer appointed “of counsel”) (i) of a business consulting, accounting or law firm having a substantial number of professionals, and (ii) one of whose principal responsibilities includes or included providing services involving European matters or clients for financial or industrial businesses or investment businesses as described in (1)-(3) above;

(5)     senior official (including ambassador or minister or elected member of the legislature) in the national or cantonal government, a government agency or the central bank of Switzerland, in a major supranational agency or organization of which Switzerland is a member, in a leading international trade organization relating to Switzerland, in each case in the area of finance, economics, trade or foreign relations, or in a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies;

(6)     director of this [Fund] at the time of nomination for at least five years; or

(7)     officer, director, partner, or employee of the [Fund’s] investment advisor or of an entity controlling, controlled by or under common control with the [Fund’s] investment advisor; and

(2)     for at least 10 years as a senior executive officer (including senior legal officer), director, partner, or senior official (including elected ambassador or minister or elected member of the legislature) of one or more of the following: (1) a financial or industrial business; (2) an investment management business; (3) a business, consulting, accounting or law firm; (4) a national government, a government agency or central bank, a major supranational agency or organization, or a leading international trade organization, in each case in the area of finance, economics, trade or foreign relations; or (5) a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies.

“Conflict of Interest” means the presence of a conflict with the interests of the [Fund] or its operations through any of the following:

(1)     current position as a director, officer, partner or employee of another investment fund whose investment focus is principally (i.e., over 50% of total assets) securities of Swiss companies or securities principally traded in Swiss markets and that does not have the same investment advisor as the [Fund] or an investment advisor affiliated with an investment advisor of the [Fund];

(2)     current position as a director, officer, partner, or employee of the investment advisor, sponsor or equivalent of an investment vehicle described in the previous point and who is involved in the day to day operations of such vehicle or the investment decisions made with respect to such vehicle; or

(3)     current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the [Fund] or the markets in which it proposes to invest.

EXHIBIT B

REGULATORY AND OPERATIONAL REQUIREMENTS FOR INTERVAL FUNDS

Rule 23c-3 under the Investment Company Act of 1940, as amended, permits a registered closed-end investment company to offer to its stockholders to repurchase their shares at approximately net asset value (“NAV”) at periodic intervals (i.e., an “interval fund”). An interval fund’s stockholders, however, are not required to accept any offer to resell their shares to the fund. Periodic repurchases are conducted pursuant to a fundamental policy that must be approved at a meeting of a fund’s stockholders before the first repurchase offer.

Periodic Repurchase Offers. The percentage of outstanding shares that an interval fund can offer to repurchase is determined by the fund’s board of directors shortly before the start of each offer, but must be between 5% and 25% of the fund’s outstanding shares. The percentage may vary with each repurchase offer. If a repurchase offer is oversubscribed, the fund may (but is not required to) repurchase up to an additional 2% of its outstanding shares on a pro rata basis. An interval fund may make repurchase offers every three, six or twelve months, but the periodic interval selected must be part of the fund’s fundamental policy, which may not be changed without stockholder approval. The fund’s fundamental policy also must state: (i) the dates of repurchase request deadlines (i.e., the date by which the fund must receive repurchase requests) or the means of determining the repurchase request deadlines; and (ii) the maximum number of days between each repurchase request deadline and the next repurchase pricing date (i.e., the date on which a fund determines the NAV applicable to the repurchase of its shares).

Notifications to Stockholders. An interval fund must extend each repurchase offer to all of its stockholders and notify them no less than 21 days (but no more than 42 days) of the basic terms of the offer, including, among other things: (i) the repurchase offer amount; (ii) the date of the repurchase request deadline, the repurchase pricing date and the repurchase payment deadline; (iii) any fees applicable to such purchase; and (iv) the procedures for repurchases on a pro rata basis (in the event an offer is oversubscribed). A copy of this notice is filed with the Securities and Exchange Commission (“SEC”) within three days after it is sent to stockholders.

Net Asset Value; Payment. An interval fund must repurchase its stock at approximately NAV and for cash. A closed-end fund must compute its current NAV at least weekly. However, during the five business days preceding a repurchase request deadline, an interval fund’s current NAV must be computed daily. A fund must determine the NAV applicable to the repurchase of its shares no later than the fourteenth day after the close of business on the repurchase request deadline. Unless a repurchase offer is suspended or postponed, an interval fund must pay stockholders who tendered their shares seven days after the repurchase pricing date (the repurchase payment deadline). A fund may deduct from the repurchase proceeds a repurchase fee of up to 2% of the proceeds so long as the fee is paid to the fund and is reasonably intended to compensate the fund for expenses related to the repurchase.

Sources of Funds; Liquidity. A percentage of an interval fund’s assets equal to at least 100% of the repurchase offer amount must consist of assets that can be sold or disposed of in the ordinary course of business. The assets must be able to be sold within a period equal to the period between a repurchase request deadline and the repurchase payment deadline at approximately the price at which the fund has valued the assets, and the fund must maintain this level of liquidity from the time it sends a notification to stockholders until the repurchase pricing date.

B-1

Suspension and Postponement of Repurchase Offers. The board of directors of an interval fund may suspend or postpone a repurchase offer, but only (1) if the repurchases would impair the fund’s status as a “regulated investment company” under the Internal Revenue Code of 1986, as amended; (2) if the repurchases would cause the fund’s shares to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the exchange or any other market in which the fund’s shares are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the fund of its portfolio holdings is not reasonably practicable, or during which it is not reasonably practicable for the fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of stockholders of the fund. If a repurchase offer is suspended or postponed, a fund is required to provide notice thereof to stockholders. If the fund renews a suspended repurchase offer or reinstitutes a postponed offer, the fund is required to send a new notification to all stockholders.

B-2

THE SWISS HELVETIA FUND, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
4:00 p.m. Eastern Daylight Time on June 15, 2010.

Vote by Internet
•	Log on to the Internet and go to http://proxy.georgeson.com/
•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	To elect four Class I Directors:		For	Withhold

	01 -	With respect to the proposal to elect Mr. Jean-Marc Boillat as a Class I Director.	☐	☐

	02 -	With respect to the proposal to elect Mr. Claude W. Frey as a Class I Director.	☐	☐

	03 -	With respect to the proposal to elect Ms. R. Clark Hooper as a Class I Director.	☐	☐

	04 -	With respect to the proposal to elect Mr. Alexandre de Takacsy as a Class I Director.	☐	☐

		For	Against	Abstain

2.	With respect to the proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2010.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 3.

		For	Against	Abstain

3.	The stockholder asks the Board of Directors to take the steps necessary to convert the Fund to an interval fund structure as described in the accompanying proxy statement.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-800-561-3947.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE SWISS HELVETIA FUND, INC.

1270 AVENUE OF THE AMERICAS, SUITE 400, NEW YORK, NEW YORK 10020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED MAY 21, 2010, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED
The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 23, 2010 at the Annual Meeting of Stockholders to be held at 11:30 a.m., on Wednesday, June 16, 2010, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 West 51st Street, New York, New York 10020 or any adjournment or postponement thereof.
This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of each nominee as a Class I Director, FOR the ratification of the Fund’s independent registered public accounting firm and AGAINST the stockholder proposal described in the accompanying proxy statement, if properly presented at the meeting. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.
The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.
In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.
(Continued and to be signed on the reverse side)

STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK 10038
May 19, 2010
Securities and Exchange Commission
Division of Investment Management
100 F. Street, N.E.
Washington, D.C. 20549

Re:	The Swiss Helvetia Fund, Inc. (File No.: 811-05128) Definitive Proxy Statement on Schedule 14A
Ladies and Gentlemen:
     On behalf of the above-referenced Fund, transmitted herewith for filing with the Securities and Exchange Commission, is the Fund’s definitive proxy statement on Schedule 14A and form of proxy (the “Proxy Materials”) for the annual meeting of stockholders of the Fund (the “Meeting”) scheduled to be held at 11:30 a.m., on Wednesday, June 16, 2010, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 West 51st Street, New York, New York 10020 for the following purposes:
1. to elect four Class I Directors to serve for a three-year term;
2. to ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2010;
3. to consider a stockholder proposal to ask the Board of Directors to convert the Fund to an interval fund structure on the terms set forth in the Proxy Materials; and
4. to consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.
     Shareholders of record on April 23, 2010 will be permitted to vote on these proposals. The proxy materials are expected to be mailed on or about May 21, 2010.
     Please direct any questions concerning the Proxy Materials to me at 212.806.6443 or, in my absence, to my colleague Stuart H. Coleman at 212.806.6049.

Very truly yours,
/s/ Nicole M. Runyan
Nicole M. Runyan

cc:	Stuart H. Coleman, Esq.